                                                        Exhibit 10(b)(1)


                            SCHEDULE OF PARTICIPANTS
                         IN CHANGE-IN-CONTROL AGREEMENTS


The form of Change-In-Control Agreement was filed as Exhibit 10(d)(3) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996 and is incorporated herein by reference. All Change-In-Control Agreements are identical except for the identity of the participants and dates of execution.

Participants:

Michael F. Biehl
Ronald J. Compiseno
Jeffrey S. Gray
Mark P. Juszli
David H. Kelsey
John N. Lauer
Kenneth P. Pavlich
Danny R. Shepherd
Stuart H. Theis
Rochelle F. Walk